Stock Plans	12 Months Ended
Dec. 31, 2014
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Disclosure of Compensation Related Costs, Share-based Payments [Text Block]

NOTE 11

Stock Plans

Stock Option and Award Programs

Under the 2007 Incentive Compensation Plan and previously under the 1998 Incentive Compensation Plan, awards may be granted to employees and other key individuals who perform services for the Company and its participating subsidiaries. These awards may be in the form of stock options, restricted stock awards or units (RSAs), portfolio grants (PGs) or other incentives, and similar awards designed to meet the requirements of non-U.S. jurisdictions.

For the Company’s Incentive Compensation Plans, there were a total of 35 million, 35 million and 36 million common shares unissued and available for grant as of December 31, 2014, 2013 and 2012, respectively, as authorized by the Company’s Board of Directors and shareholders.

The Company granted stock option awards to its Chief Executive Officer (CEO) in November 2007 and January 2008 that have performance-based and market-based conditions. These option awards are separately disclosed and are excluded from the information and tables presented in the following paragraphs.

A summary of stock option and RSA activity as of December 31, 2014, and changes during the year is presented below:

	Stock Options		RSAs
(Shares in thousands)	Shares	Weighted-Average Exercise Price	Shares	Weighted-AverageGrantPrice
Outstanding as of December 31, 2013	18,615	$44.98	9,578	$51.88
Granted	295	86.64	2,639	86.65
Exercised/vested	(5,893)	48.05	(3,427)	47.25
Forfeited	(242)	51.83	(916)	60.98
Expired	(46)	47.84	―	―
Outstanding as of December 31, 2014	12,729	44.39	7,874	$64.48
Options vested and expected to vest as of December 31, 2014	12,726	44.39	―	―
Options exercisable as of December 31, 2014	11,628	$42.64	―	―

The Company recognizes the cost of employee stock awards granted in exchange for employee services based on the grant-date fair value of the award, net of expected forfeitures. Those costs are recognized ratably over the vesting period.

Stock Options

Each stock option has an exercise price equal to the market price of the Company’s common stock on the date of grant and a contractual term of 10 years from the date of grant. Stock options generally vest 25 percent per year beginning with the first anniversary of the grant date or at 100 percent on the third anniversary of the grant date.

The weighted-average remaining contractual life and the aggregate intrinsic value (the amount by which the fair value of the Company’s stock exceeds the exercise price of the option) of the stock options outstanding, exercisable, and vested and expected to vest as of December 31, 2014 are as follows:

	Outstanding	Exercisable	Vested and Expected to Vest
Weighted-average remaining contractual life (in years)	3.8	3.5	3.8
Aggregate intrinsic value (millions)	$619	$586	$619

The intrinsic value for options exercised during 2014, 2013 and 2012 was $245 million, $374 million and $209 million, respectively (based upon the fair value of the Company’s stock price at the date of exercise). Cash received from the exercise of stock options in 2014, 2013 and 2012 was $283 million, $580 million and $368 million, respectively. The tax benefit realized from income tax deductions from stock option exercises, which was recorded in additional paid-in capital, in 2014, 2013 and 2012 was $54 million, $84 million and $45 million, respectively.

The fair value of each option is estimated on the date of grant using a Black-Scholes-Merton option-pricing model. The following weighted-average assumptions were used for grants issued in 2014, 2013 and 2012, the majority of which were granted in the beginning of each year:

	2014	2013	2012
Dividend yield	1.1%	1.4%	1.5%
Expected volatility(a)	46%	39%	41%
Risk-free interest rate	2.2%	1.3%	1.3%
Expected life of stock option (in years)(b)	6.7	6.3	6.3
Weighted-average fair value per option	$32.36	$21.11	$17.48

  The expected volatility is based on both weighted historical and implied volatilities of the Company’s common stock price.
  In 2014, 2013 and 2012, the expected life of stock options was determined using both historical data and expectations of option exercise behavior.

Stock Options with Performance-based and Market-based Conditions

On November 30, 2007 and January 31, 2008, the Company’s CEO was granted in the aggregate 2,750,000 of non-qualified stock option awards with performance-based and market-based conditions. Both awards have a contractual term of 10 years and a vesting period of 6 years.

The aggregate grant date fair value of options with performance-based conditions was approximately $33.8 million. Compensation expense for these awards was not recognized as the performance metrics were not achieved, and therefore, these stock options were forfeited. No compensation expense for these awards was recorded in 2014, 2013 and 2012.

The aggregate grant date fair value of options with market-based conditions was approximately $10.5 million. Compensation expense for these awards was recognized ratably over the vesting period. In January 2014, following the completion of the performance period, the Compensation and Benefits Committee reviewed the Company’s performance and confirmed that the market-based condition was achieved, resulting in a vesting of these stock options (687,000 out of 2,750,000 options became exercisable). No compensation expense for these awards was recorded in 2014. Total compensation expense of approximately $0.3 million and $0.5 million was recorded in 2013 and 2012, respectively.

Restricted Stock Awards

RSAs are valued based on the stock price on the date of grant and generally vest 25 percent per year beginning with the first anniversary of the grant date or at 100 percent on the third anniversary of the grant date. RSA holders receive non-forfeitable dividends or dividend equivalents. The total fair value of shares vested during 2014, 2013 and 2012 was $298 million, $336 million and $296 million, respectively (based upon the Company’s stock price at the vesting date).

The weighted-average grant date fair value of RSAs granted in 2014, 2013 and 2012, is $86.65, $60.13 and $49.80, respectively.

Liability-based Awards

Certain employees are awarded PGs and other incentive awards that can be settled with cash or equity shares at the Company’s discretion and final Compensation and Benefits Committee payout approval. These awards earn value based on performance, market and service conditions and vest over periods of one to three years.

PGs and other incentive awards are generally settled with cash and thus are classified as liabilities and, therefore, the fair value is determined at the date of grant and remeasured quarterly as part of compensation expense over the vesting period. Cash paid upon vesting of these awards in 2014, 2013 and 2012 was $62 million, $43 million and $66 million, respectively.

Summary of Stock Plan Expense

The components of the Company’s total stock-based compensation expense (net of forfeitures) for the years ended December 31 are as follows:

(Millions)	2014	2013	2012
Restricted stock awards(a)	$193	$208	$197
Stock options(a)	13	23	29
Liability-based awards	84	119	70
Performance/market-based stock options	―	―	1
Total stock-based compensation expense (b)	$290	$350	$297

  As of December 31, 2014, the total unrecognized compensation cost related to unvested RSAs and options of $211 million and $6 million, respectively, will be recognized ratably over the weighted-average remaining vesting period of 1.3 years and 2.1 years, respectively.
  The total income tax benefit recognized in the Consolidated Statements of Income for stock-based compensation arrangements for the years ended December 31, 2014, 2013 and 2012 was $104 million, $127 million and $107 million, respectively.